UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

☐    Fee paid previously with preliminary materials

LEE ENTERPRISES, INCORPORATED
4600 E. 53rd Street
Davenport, IA 52807

NOTICE OF 2025 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 4, 2025

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Lee Enterprises, Incorporated (“Company”) will be held on December 4, 2025, at 9:00 a.m. Central Time (“Special Meeting”). The Special Meeting will be held exclusively online in a virtual meeting format, allowing stockholders to listen, vote, and submit questions conveniently from their own home or other remote location. The Company’s Board of Directors (“Board”) has determined that conducting an exclusively online meeting will increase stockholder accessibility, improve meeting efficiency, and reduce costs, both to the Company and those stockholders who attend and participate in the Special Meeting. Stockholders may attend and participate in the Special Meeting by logging in at http://www.virtualshareholdermeeting.com/LEE2025SM. At the Special Meeting, you will be asked to:

1.Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of shares of common stock, par value $0.01 per share (“Common Stock”), authorized for issuance from 12,000,000 shares to 32,000,000 shares (“Additional Common Stock Proposal” or “Proposal 1”);

2.Approve an amendment to the Charter to establish a class of non-voting common stock par value $0.01 per share (the “Non-Voting Common Stock”), and to authorize for issuance up to 20,000,000 shares of Non-Voting Common Stock (“Non-Voting Common Stock Proposal” or “Proposal 2”);

3.Approve an amendment to the Charter to authorize for issuance up to 10,500,000 shares of “blank check” preferred stock, without par value per share (“Preferred Stock” and such proposal, the “Preferred Stock Proposal” or “Proposal 3”); and

4.Approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the Additional Common Stock Proposal, the Non-Voting Common Stock Proposal or the Preferred Stock Proposal at the time of the Special Meeting or in connection with any other business properly brought before the Special Meeting (“Adjournment Proposal” or “Proposal 4”).

The Board has fixed the close of business on October 22, 2025, as the record date for the Special Meeting (“Record Date”). Only stockholders of record at that time are entitled to notice of, and to vote at, the Special Meeting and any adjournment, continuation or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, at the Special Meeting and for 10 days prior to the Special Meeting during ordinary business hours at 4600 E. 53rd Street, Davenport, IA 52807, the Company’s principal executive offices.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.

THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT NOVEMBER 13, 2025. In accordance with the rules of the Securities and Exchange Commission (“SEC”), because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials. This Notice of Special Meeting and Proxy Statement are available to holders of our common stock at http://www.virtualshareholdermeeting.com/LEE2025SM and on our Investor Relations website investors.lee.net. These proxy materials will be available free of charge.

We encourage you to attend and participate in the Special Meeting. However, it is important that your shares be represented whether or not you plan to attend. Even if you plan to attend the Special Meeting, please vote as instructed in the Proxy Statement as promptly as possible to ensure your vote is recorded. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you attend the meeting and your shares are registered in your name, you may withdraw your proxy at that time and vote your shares during the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING

“FOR” THE ADDITIONAL COMMON STOCK PROPOSAL (PROPOSAL 1);

“FOR” THE NON-VOTING COMMON STOCK PROPOSAL (PROPOSAL 2);

“FOR” THE PREFERRED STOCK PROPOSAL (PROPOSAL 3); and

“FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4).

Regardless of the number of shares of Common Stock you own, your vote is important. Thank you for your continued support, interest, and investment in Lee Enterprises, Incorporated.

This Notice of the Special Meeting and the accompanying Proxy Statement are first being made available to stockholders of record as of October 22, 2025, on or about November 13, 2025.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: 800-662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400
Email: LEE@investor.MorrowSodali.com

EXPLANATORY NOTE

Lee Enterprises, Incorporated (“Company”) is a “smaller reporting company,” as defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Company may provide certain scaled disclosures to the extent applicable in this Proxy Statement and permitted under the Exchange Act for smaller reporting companies. Please also see the section titled “Where You Can Find Additional Information” for more information about the Company’s periodic reporting with the SEC.

LEE ENTERPRISES, INCORPORATED

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement (including all appendices attached hereto, this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Lee Enterprises, Incorporated, a Delaware corporation (“Company”) for use at the Company’s Special Meeting of stockholders (including any adjournments, postponements, or continuations thereof, “Special Meeting”). Unless the context otherwise requires, references in this Proxy Statement to the “Company,” “we,” “us,” “our”, and similar terms refer to Lee Enterprises, Incorporated.

Special Meeting of Stockholders

Date and Time	December 4, 2025, at 9:00 a.m. Central Time

Place	http://www.virtualshareholdermeeting.com/LEE2025SM

Record Date	October 22, 2025

Proxy Materials	The Notice of the Special Meeting, this Proxy Statement, and the accompanying proxy card are first being mailed or made available on or about November 13, 2025, to stockholders of record as of the Record Date.

Proposals and Board Recommendations for Voting

Proposals:	Unanimous Board Recommendation	For more detail, see page:

Proposal 1 - Additional Common Stock Proposal	FOR	16

Proposal 2 - Non-Voting Common Stock Proposal	FOR	19

Proposal 3 - Preferred Stock Proposal	FOR	22

Proposal 4 - Adjournment Proposal	FOR	25

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why Am I Receiving These Proxy Materials?

The Board is soliciting your vote at the Special Meeting to be held on December 4, 2025, at 9:00 a.m. Central Time, by live webcast at http://www.virtualshareholdermeeting.com/LEE2025SM for the purposes set forth in this Proxy Statement. These materials were first sent or made available to stockholders on or about November 13, 2025, by mail. You are invited to attend and participate in the Special Meeting and are requested to vote on the proposals described in this Proxy Statement.

What Is the Purpose of the Special Meeting?

The purpose of the Special Meeting is for the Company’s stockholders to vote to approve amendments to the Charter (the “Charter Amendments”), to (a) increase the number of authorized shares of Common Stock from 12,000,000 shares to 32,000,000 shares, (b) establish a class of Non-Voting Common Stock and authorize for issuance up to 20,000,000 shares of Non-Voting Common Stock and (c) authorize for issuance up to 10,500,000 shares of “blank check” Preferred Stock.

Please see “Proposal 1 – Additional Common Stock Proposal,” “Proposal 2 – Non-Voting Common Stock Proposal” and “Proposal 3 — Preferred Stock Proposal” for more information regarding the purpose and effects of the proposed Charter Amendments. Also please see the full text (in redline format to show relevant amendments) of the proposed Charter Amendments, which are reflected in an amended and restated certificate of incorporation (the “Charter Amendment and Restatement”) and attached to and incorporated into this Proxy Statement as Appendix A.

Why is the Special Meeting being conducted at this time?

The Company believes it has limited capacity to issue shares of Common Stock and to offer other attractive forms of capital stock, such as the Non-Voting Common Stock and Preferred Stock, under its current share authorization for its corporate needs and to complete and to execute financing transactions that may be advantageous to the Company and its stockholders, including, but not limited to, the Company’s previously announced Proposed Rights Offering (as defined below).

What is the Proposed Rights Offering?

On November 10, 2025, the Company initially filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to an equity rights offering (the “Proposed Rights Offering”) having an aggregate offering value of up to $50.0 million (the “Offering Amount”).

The net proceeds from the Proposed Rights Offering, if the Proposed Rights Offering is consummated, will be used for general corporate purposes, including capital expenditures and working capital, as well as other activities necessary for our operations, such as investments in technology with respect to advertising strategies, audience outreach, our internal operations, and digital products.

Further, in connection with the Proposed Rights Offering, we have an agreement in-principle with our term loan lender that, if we successfully raise the full Offering Amount, we will receive a reduction in our annual interest rate from 9% to 5% for five years, resulting in interest savings of approximately $18 million annually and up to $90 million over the five-year period. The consummation of the Proposed Rights Offering, however, is not conditioned on receipt of this interest rate reduction. While our term lender has agreed in-principle to a reduction in our interest expense (and certain other related amendments to our term loan), subject to definitive documentation, there is no assurance that we may be able to enter into any amendments to our term loan on the terms described herein or at all.

Please be advised that no registration statement has become effective yet with respect to the Proposed Rights Offering. No securities may be sold and no offers may be made or accepted prior to the time a registration statement with respect to the Proposed Rights Offering becomes effective. This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of any securities referred to in this proxy statement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Proposed Rights Offering, if and when commenced, will be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Please be advised that the Company reserves the right to modify, postpone or cancel the Proposed Rights Offering at any time. There is no assurance that the Proposed Rights Offering will be completed on the terms described in this proxy statement or the initial registration statement (or at all), including with respect to any reduction in our interest expense (or any other related amendments to our term loan), as the terms of which are subject to definitive documentation with our term loan lender.

How is the Proposed Rights Offering related to the Special Meeting?

The Special Meeting is expected to occur whether or not the Proposed Rights Offering occurs, as the Special Meeting is not conditioned on the occurrence of the Proposed Rights Offering.

However, as currently contemplated, prior to the consummation of the Proposed Rights Offering and issuance of shares of common stock required to be issued in connection with the Proposed Rights Offering, the Company’s stockholders must approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), and the related Charter Amendments must be made effective. The Company does not expect to commence the Proposed Rights Offering until after the Company’s stockholders approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), to the extent our stockholders approve such proposals.

Approval of the Preferred Stock Proposal (Proposal 3) is not a condition to the commencement, closing or settlement of the Proposed Rights Offering as contemplated at this time. However, it is possible that the Company may issue “blank check” Preferred Stock once the Charter Amendment related to Proposal 3 is made effective, including in connection with the Proposed Rights Offering if the terms of the Proposed Rights Offering are later amended.

When and Where Will the Special Meeting Be Held?

The Special Meeting is scheduled to be held at 9:00 a.m. Central Time, on December 4, 2025. The Special Meeting will be an exclusively virtual meeting. There will be no physical location. The meeting will only be conducted by live webcast at http://www.virtualshareholdermeeting.com/LEE2025SM.

How can I Attend and Participate in the Special Meeting?

Attendance at the Special Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. To participate in the virtual meeting, visit http://www.virtualshareholdermeeting.com/LEE2025SM and enter the 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:30 a.m. Central Time on December 4, 2025. The meeting will begin promptly at 9:00 a.m. Central Time on December 4, 2025.

How Do I Submit a Question at the Special Meeting?

If you wish to submit a question, you may do so in two ways. If you want to ask a question before the meeting, prior to 11:59 p.m. Central Time on December 3, 2025, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at http://www.virtualshareholdermeeting.com/LEE2025SM, type your question into the “Ask a Question” field, and click “Submit.” We recommend stockholders vote by proxy prior to the Special Meeting even if they plan to attend the Special Meeting.

Questions pertinent to meeting matters will be answered during the meeting to the extent reasonably possible. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions regarding personal matters or interests, including those related to employment, product or service issues, or suggestions for product or service issues, or suggestions for product innovations, regarding material non-public information of the Company, including the status or results of our business, related to any pending, threatened or ongoing litigation, substantially repetitious of questions already made by another stockholder, in excess of the two question limit, or out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the chair of the Meeting in such person’s reasonable judgment.

What If I Have Technical Difficulties Accessing or Participating in the Special Meeting?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please reach out to the technical support team using the contact information available on the virtual meeting website at www.virtualshareholdermeeting.com/LEE2025SM. Technical support will be available starting at 8:30 a.m. Central Time on December 4, 2025, and will remain available until thirty minutes after the meeting has finished.

What Is Included in These Materials?

These materials include:

•This Proxy Statement for the Special Meeting; and

•The accompanying proxy card.

What Matters Will Be Voted on at the Special Meeting?

We are aware of four matters on which stockholders may vote at the Special Meeting. The following items are each listed on the proxy card:

•Proposal 1: Approve an amendment to the Charter to increase the number of shares of Common Stock authorized for issuance from 12,000,000 shares to 32,000,000 shares;

•Proposal 2: Approve an amendment to the Charter to establish a class of Non-Voting Common Stock and to authorize for issuance up to 20,000,000 shares of Non-Voting Common Stock;

•Proposal 3: Approve an amendment to the Charter to authorize for issuance up to 10,500,000 shares of Preferred Stock; and

•Proposal 4: Approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of the Additional Common Stock Proposal or Non-Voting Common Stock Proposal at the time of the Special Meeting.

We will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Are the Proposals Conditioned Upon Each Other?

No. However, if any of Proposals 1, 2 and 3 with respect to the Charter Amendments are not approved by stockholders at the Special Meeting, then such unapproved amendments to our Charter will not be implemented and the relevant sections of our Charter will remain the same as they are now, after accounting for any such proposal that may be approved by the stockholders and later implemented by the Board.

For the avoidance of doubt, Proposal 4 on meeting adjournment is not conditioned on the approval of any of Proposals 1, 2 and 3 with respect to the Charter Amendments. However, if any of Proposals 1, 2 and 3 with respect to the Charter Amendments are not expected to be approved by our stockholders, subject to our By-laws (which also permit the meeting’s chair to adjourn any meeting as necessary), we may find it desirable to put Proposal 4 on meeting adjournment to a vote to seek additional time to obtain sufficient votes in support of the Proposals 1, 2 and 3 with respect to the Charter Amendments.

Please see the question titled “How is the Proposed Rights Offering related to the Special Meeting?” for more information on how each of the Charter Amendments for Proposal 1 and Proposal 2 are necessary for the Proposed Rights Offering.

Could Other Matters Be Decided at the Special Meeting?

The Board does not intend to present to the Special Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Special Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What Are the Board’s Voting Recommendations?

The Board unanimously recommends you vote your shares:

•FOR the Additional Common Stock Proposal (Proposal 1);
•FOR the Non-Voting Common Stock Proposal (Proposal 2)
•FOR the Preferred Stock Proposal (Proposal 3); and
•FOR the Adjournment Proposal (Proposal 4).

How May I Obtain a Printed Copy of the Proxy Materials?

To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement stockholders may write or call our offices at the following:

Lee Enterprises, Incorporated
Attn: Investor Relations
4600 E. 53rd Street Davenport, IA 52807
(563) 383-2100

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information.

Who May Vote at the Special Meeting?

Each share of our Common Stock has one vote on each proposal. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 6,262,967 shares of Common Stock outstanding.

How Many Votes Can be Cast by All Stockholders?

6,262,967 votes, consisting of one vote for each share of Common Stock outstanding on the Record Date. There is no cumulative voting, and the holders of the Common Stock vote together as a single class.

How Can I Convert Former Class B Common Stock into Common Stock?

In 2011, all shares of Class B Common Stock were converted into an equal number of shares of Common Stock, in accordance with sunset provisions for Class B Common Stock established in 1986. If you still hold certificates for Class B Common Stock, contact our transfer agent, EQ Shareowner Services (“Equiniti”), at 1-800-468-9716 to have the shares converted to Common Stock.

What is the Difference Between a Stockholder of Record and a Beneficial Owner of Shares Held in Street Name?

Stockholder of Record. You are the “stockholder of record” for any Company shares you own directly in your name in an account with the Company’s transfer agent, Equiniti.

Beneficial Owner of Shares Held in Street Name. You are the “beneficial owner” of shares held in street name if your Company shares are held in an account with a broker, bank, or other nominee as custodian on your behalf. The broker, bank, or other nominee is considered the stockholder of record of these shares. As the beneficial owner, you have the right to instruct the broker, bank, or other nominee how to vote the Company shares in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the Special Meeting; however, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner in person at the Special Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

What is the Quorum Requirement for the Special Meeting?

A majority of the shares entitled to vote at the Special Meeting must be present at the Special Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you are entitled to vote at the Special Meeting and you are present in person at the Special Meeting; or have properly voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail. For additional information regarding abstentions and broker non-votes, please see the questions titled “What Happens If I Do Not Give Specific Voting Instructions?” and “How Do Unmarked Proxy Cards Affect The Voting Results?”

What If a Quorum is Not Present at the Special Meeting?

A quorum is necessary to hold a valid meeting. If a quorum is not present or represented at the scheduled time of the Special Meeting, the chair of the Special Meeting may adjourn the Special Meeting until a quorum is present or represented.

How Do I Vote?

Whether you are a stockholder of record or hold any of your shares in “street name,” such as in a stock brokerage account or through a bank or other nominee, you may vote in the following ways:

By Phone	By Internet
Vote by dialing the number on the proxy card/voting instruction form and following the easy voice prompts	Follow the instructions included on the proxy card/voting instruction form
By Mail	By Virtual Meeting
If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it	Attend the Virtual Meeting

The deadline for voting by telephone or by Internet will vary depending upon how you vote your shares. Please follow the instructions shown on your proxy card or voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. Your vote is important. You are also invited to attend the Special Meeting; however, if you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure all of your shares are represented at the Special Meeting, we recommend you submit every proxy card or voting instruction form you receive.

Who Will Count the Votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

How Can I Revoke My Proxy or Change My Vote after I Vote?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the Special Meeting by:

•Voting again via the Internet or by telephone;

•Signing, dating, and returning a new proxy card or voting instruction form with a later date;

•Signing, dating, and mailing an instrument revoking the proxy to Lee Enterprises, Incorporated, at 4600 E. 53rd Street, Davenport, Iowa 52807, the Company’s principal executive offices; or

•Attending the Special Meeting and voting, which will revoke any prior proxy.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Special Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Special Meeting.

What Happens If I Do Not Give Specific Voting Instructions?

Stockholders of Record. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” See “How Are Any Broker Non-Votes Determined?” for more information. Each Proposal included in this Proxy Statement are expected to be non-routine matters, and therefore brokers, banks or other nominees will not have authority to vote your shares if you do not provide them with specific voting instructions.

What is the Voting Requirement to Approve Each of the Proposals?

Proposal	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes (if any)
1. Additional Common Stock Proposal	Requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal	No effect [1]	No effect
2. Non-Voting Common Stock Proposal	Requires affirmative vote of the holders of a MAJORITY of the outstanding shares of our Common Stock	Against	Against
3. Preferred Stock Proposal	Requires affirmative vote of the holders of a MAJORITY of the outstanding shares of our Common Stock	Against	Against
4. Adjournment Proposal	Requires the affirmative vote of the holders of a MAJORITY of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter	Against	No effect

[1] Since abstentions are not counted as votes cast, any abstentions will have no effect on the vote on this proposal.

How Do Unmarked Proxy Cards Affect the Voting Results?

Unmarked Proxies. If you sign and return a proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on all proposals; therefore, if no direction is made, an unmarked proxy will be voted:

•FOR the Additional Common Stock Proposal;

•FOR the Non-Voting Common Stock Proposal;

•FOR the Preferred Stock Proposal; and

•FOR the Adjournment Proposal.

If permitted, in their discretion, the proxies named therein will be authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

How Are Any Broker Non-Votes Determined?

If you are a “street name” holder of Common Stock and you provide your bank, broker, trust or other nominee with voting instructions on at least one of the proposals brought before the Special Meeting, then your shares will be counted in determining the presence of a quorum. The proposals for consideration at the Special Meeting (including the Adjournment Proposal) are expected to be considered “non-routine” matters, and, therefore, no broker would have discretion to vote on any of the proposals to be considered at the Special Meeting without voting instructions from the beneficial owner of the shares. If you are a “street name” holder of shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

Under the Nasdaq rules, brokers who hold shares in a “street name” for a beneficial owner typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner on how to vote. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters Nasdaq does not deem “routine.” None of the proposals to be voted on at the Special Meeting are expected to be deemed routine under the Nasdaq rules. Consequently, your bank, broker, trust or other nominee will NOT have the power to vote your Common Stock at the Special Meeting unless you provide instructions to your bank, broker, trustor, or other nominee on how to vote on each proposal. You should instruct your bank, broker, trust or other nominee on how to vote your shares with respect to each of the proposals, using the instructions provided by your bank, broker, trust or other nominee. You may be able to vote by telephone or through the Internet if your bank, broker, trust or other nominee offers these options.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: as necessary to meet applicable legal requirements; to allow for the tabulation and certification of votes; and to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management and the Board.

Where Can I Find the Voting Results of the Special Meeting?

Voting results will be tallied by the inspector of election. The Company will report the preliminary results in a Current Report on Form 8-K, to be filed with the SEC within four business days following the Special Meeting, and the final results as soon as practicable following certification by the inspector of election.

Who is Paying the Costs of Proxy Solicitation?

The Company will bear the cost of the solicitation of proxies by the Company. Morrow Sodali LLC has been retained to assist in the solicitation of proxies for a fee of $10,000.00, plus additional fees relating to telephone solicitation and reimbursement of certain expenses.

What is the Deadline to Propose Actions for Consideration, or to Nominate Individuals to Serve as Directors, at the 2026 Annual Meeting of Stockholders?

Stockholder Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting

Stockholders interested in submitting a proposal considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders (“2026 annual meeting”) must follow the procedures set forth in Rule 14a-8 under the Exchange Act. Proposals must be submitted to us by registered, certified, or express mail to the attention of the Company’s Corporate Secretary at our principal executive offices. In general, to be considered for inclusion in our proxy statement and form of proxy relating to the 2026 annual meeting, the Company has determined that stockholder proposals pursuant to Rule 14a-8 must have been received no later than the close of business on September 18, 2025.

Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting

Under the proxy access provision in our By-Laws, an eligible stockholder or group of up to 20 stockholders owning at least 3% of our Common Stock continuously for three years may elect to nominate up to two individuals or 20% of the Board, whichever is greater, for election at the 2026 annual meeting, and to have those individuals included in our proxy statement for that meeting. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2026 annual meeting pursuant to these proxy access provisions in Article II, Section 12 of the By-Laws, notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on September 30, 2025, and no later than the close of business on October 30, 2025. However, if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the 2026 annual meeting, such notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on the date that is 150 days in advance of the date of the 2026 annual meeting and no later than the close of business on the later of 120 days in advance of the 2026 annual meeting or 10 days following the date we first publicly announce the date of 2026 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.

Other Proposals or Director Nominations for Presentation at the 2026 Annual Meeting

Stockholders who wish to nominate one or more individuals to serve as directors or to bring business before the 2026 annual meeting (other than nominations pursuant to our proxy access bylaw or a stockholder proposal in accordance with Rule 14a-8), must notify the Secretary of the Company in writing and provide the information required by Article II, Section 2 of our By-Laws. The notice must be made to the attention of the Company’s Corporate Secretary and delivered to, or mailed and received at the Company’s principal executive offices no earlier than the close of business on October 30, 2025, and no later than the close of business on November 28, 2025. However, if the date of the 2026 annual meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the 2026 annual meeting, such notice must be made to the attention of the Company’s Corporate Secretary and delivered to, or mailed and received at the Company’s principal executive offices no earlier than the close of business on the 120th day in advance of the 2026 annual meeting and no later than the close of business on the later of 90 days in advance of the 2026 annual meeting or 10 days following the date we first publicly announce the date of 2026 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.

In addition to satisfying the requirements of the By-Laws, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Secretary of the Company that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than December 29, 2025.

A copy of our By-Laws was filed with the SEC as Exhibit 3.1 to our Current Report on Form 8-K on June 27, 2019. That document may be located on our website www.lee.net. Click on “Investors,” then “Financials & Filings” and “SEC filings.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Company’s Proxy Statement and form of Proxy Card are available at www.proxyvote.com

PROPOSAL 1 – ADDITIONAL COMMON STOCK PROPOSAL

The Board has approved, and is asking stockholders to adopt and approve, an amendment to our Charter to effectuate an increase in the number of authorized shares of Common Stock from 12,000,000 shares to 32,000,000 shares, which amendment is set forth in Article FOURTH, clause (c) of the Charter Amendments. The full text (in redline format to show relevant amendments) of the proposed Charter Amendments is attached to and incorporated into this Proxy Statement as Appendix A.

Assuming stockholders approve the Additional Common Stock Proposal, the effective date of the Charter Amendment and Restatement will be determined at the sole discretion of the Board. If the stockholders approve only the Additional Common Stock Proposal, but not the Non-Voting Common Stock Proposal and/or the Preferred Stock Proposal, then the Board would determine whether to approve the Company to file a Charter Amendment and Restatement with the Delaware Secretary of State that includes only the amendment(s) that were approved by the stockholders. The Board may determine, in its sole discretion, not to effectuate the Charter Amendment and Restatement (in whole or in part) and not to file the Charter Amendment and Restatement.

Purpose of the Additional Common Stock Proposal

The purpose of the Additional Common Stock Proposal is to provide the Company with sufficient shares of authorized Common Stock to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, financing transactions, the provision of equity incentives to employees, officers and directors pursuant to the Company’s compensation plans, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Company believes it has limited remaining capacity to issue shares of Common Stock under its current share authorization for its corporate needs and to complete and to execute financing transactions that may be advantageous to the Company and its stockholders, including, but not limited to, the Company’s previously announced Proposed Rights Offering.

In particular, the Company is actively considering pursuing one or more financing transactions (such as the Proposed Rights Offering), including the issuance of Common Stock or other convertible equity securities for cash to existing and/or new holders of our Common Stock, which the Company believes could, if it had the capacity to execute, materially enhance long-term stockholder value. Due to the Company’s relatively small market capitalization and its current share authorization, the Company does not presently have a meaningful ability to use its Common Stock to execute any such financing transactions.

However, among other things, there can be no assurance that (i) the Additional Common Stock Proposal, if approved by stockholders, will be actually effectuated by the Board or (ii) any potential future financing or strategic transactions (including, but not limited to, the Proposed Rights Offering) will occur.

Except as otherwise required by law, upon the valid filing and effectiveness of the Charter Amendments with the Delaware Secretary of State, the newly authorized shares of Common Stock will be available for issuance at the discretion of our Board for various future corporate needs, including those outlined above. No further action by the stockholders is expected to be solicited before issuance of the Company’s Common Stock, including the newly authorized shares, unless as may be required by applicable law or the rules and regulations of any securities exchange or other regulatory body. While approval of the Additional Common Stock Proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties. For the avoidance of doubt, the Charter Amendments is not being proposed as a result of the Company’s existing stockholder rights plan, dated March 28, 2024 (as may be amended from time to time).

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Charter Amendments will not affect the rights of current holders of our Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Effects of the Additional Common Stock Proposal

If the Additional Common Stock Proposal is approved, and the Company effectuates the Charter Amendments, the number of authorized shares of Common Stock will be 32,000,000. Assuming the Non-Voting Common Stock Proposal and the Preferred Stock Proposal are also approved, the total number of authorized shares of capital stock of the Company will be 66,000,000, consisting of 32,000,000 authorized shares of Common Stock, par value $0.01 per share, 20,000,000 authorized shares of Non-Voting Common Stock, par value $0.01 per share, 10,500,000 shares of “blank check” Preferred Stock, without par value, 500,000 shares of Serial Convertible Preferred Stock, without par value, and 3,000,000 shares of Class B Common Stock, par value $2.00 per share. The Additional Common Stock Proposal will not change the par value of the shares of the Common Stock, immediately affect the number of shares of Common Stock outstanding or the rights or privileges of holders of shares of the Common Stock or have any effect on any outstanding securities, including outstanding equity awards, that are exercisable, convertible or exchangeable for shares of Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding.

Relationship to the Proposed Rights Offering

As currently contemplated, prior to the closing and settlement of the Proposed Rights Offering and issuance of shares of common stock required to be issued in connection with the Proposed Rights Offering, the Company’s stockholders must approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), and the related Charter Amendments must be made effective. The Company does not expect to commence the Proposed Rights Offering until after the Company’s stockholders approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), to the extent our stockholders approve such proposals.

Effective Time

The effective time of the Charter Amendments, if Proposals 1, 2 and/or 3 are adopted and approved by stockholders and the Charter Amendments is implemented at the discretion of the Board, will be the date and time the Charter Amendments effectuating Proposals 1, 2 and/or 3 (in whole or in part) is filed with the Delaware Secretary of State or such later time as is specified therein. The exact timing of the Charter Amendments will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Charter Amendments may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Charter Amendments with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Charter Amendments if the Board, in its sole discretion, determines it is in the best interests of the Company and its stockholders to delay or abandon the Charter Amendments (in whole or in part). If the Charter Amendments is not effective with the Delaware Secretary of State within three months of the date of the Special Meeting, the Board will be deemed to have abandoned the Charter Amendments.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Charter Amendments, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Amendments that is not shared by all of our other stockholders.

Effect of Failure to Obtain Stockholder Approval

If we do not obtain stockholder approval for this Proposal 1, we may not have the ability to raise sufficient capital to continue to operate our business or meet our financing needs or not have sufficient shares authorized to effectuate strategic transactions in the future where the consideration would otherwise be Common Stock.

Voting Standard

The votes cast “for” the Additional Common Stock Proposal must exceed the votes cast “against” this proposal to approve this Additional Common Stock Proposal at the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ADDITIONAL COMMON STOCK PROPOSAL

PROPOSAL 2 – NON-VOTING COMMON STOCK PROPOSAL

The Board has approved, and is asking stockholders to adopt and approve, an amendment to the Charter to establish a class of non-voting common stock, par value $0.01 per share and to authorize for issuance up to 20,000,000 shares of Non-Voting Common Stock, which amendments are set forth in Article Fourth, clause (c) (with respect to the new defined term “Voting Common Stock”) and clause (d) and subdivisions (A), (B), (C) and (D) of the Charter Amendment and Restatement. The full text (in redline format to show relevant amendments) of the proposed Charter Amendment and Restatement is attached to and incorporated into this Proxy Statement as Appendix A.

Assuming stockholders approve the Non-Voting Common Stock, the effective date of the Charter Amendment and Restatement will be determined at the sole discretion of the Board. If the stockholders approve only the Non-Voting Common Stock Proposal, but not the Additional Common Stock Proposal and/or the Preferred Stock Proposal, then the Board would determine whether to approve the Company to file a Charter Amendment and Restatement with the Delaware Secretary of State that includes only the amendment(s) that were approved by the stockholders. The Board may determine, in its sole discretion, not to effectuate the Charter Amendment and Restatement (in whole or in part) and not to file the Charter Amendment and Restatement.

Purpose of the Non-Voting Common Stock Proposal

The Company's Charter currently authorizes the issuance of up to 12,000,000 shares of Common Stock and, if Proposal 1 is approved by the stockholders, the Charter Amendment and Restatement will provide for the issuance of up to 32,000,000 shares of Common Stock. If this Proposal 2 is approved, the Charter Amendment and Restatement would increase the number of shares of Common Stock and Non-Voting Common Stock to an aggregate of 52,000,000 shares, of which 20,000,000 shares will be Non-Voting Common Stock.

The Board believes the creation of a non-voting class of Common Stock is in the best interest of the Company in order to provide the Company with a sufficient amount of flexibility in negotiating future financing transactions (including, but not limited to, the Proposed Rights Offering), investments in, or acquisitions by, the Company. In this regard certain financial institutions, regulated entities, and other investors are prohibited from, or have policies which prohibit, the ownership of in excess of certain specified percentages of the voting securities of another entity. Further, the Board believes that 20,000,000 shares of Non-Voting Common Stock is an appropriate number of shares of Non-Voting Common Stock to be authorized so that each share of Non-Voting Common Stock should be able to be automatically converted into one share of Common Stock (subject to customary adjustments that may occur upon the date of conversion) on a future conversion date without a need to seek additional stockholder approval for such automatic conversion. As part of customary financing transactions, common stock, such as the Company’s Common Stock, would generally be required to be “reserved” for issuance for the conversion of the Non-Voting Common Stock. Further, as set forth in the Charter Amendment and Restatement, upon the third anniversary of the issuance of the convertible Non-Voting Common Stock, each share of convertible Non-Voting Common Stock will automatically convert into one share of our Common Stock, unless customarily adjusted due to subdivisions, combinations or stock splits with respect to our Common Stock. As a result, while giving the Company flexibility to explore the use of non-voting stock in any capital raising effort (including, but not limited to, the Proposed Rights Offering), it also puts a finite term on the existence of non-voting stock in the Company’s capital structure.

However, among other things, there can be no assurance that (i) the Non-Voting Common Stock Proposal, if approved by stockholders, will be actually effectuated by the Board or (ii) any potential future financing or strategic transactions will occur.

Except as otherwise required by law, upon the valid filing and effectiveness of the Charter Amendment and Restatement with the Delaware Secretary of State, the newly authorized shares of Non-

Voting Common Stock will be available for issuance at the discretion of our Board for various future corporate needs, including those outlined above. No further action by the stockholders is expected to be solicited before issuance of the Company’s Non-Voting Common Stock unless as may be required by applicable law or the rules and regulations of any securities exchange or other regulatory body. While approval of the Non-Voting Common Stock Proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our Common Stock and Non-Voting Common Stock, on an aggregate basis, may, among other things, dilute the earnings per share of our Common Stock and Non-Voting Common Stock, on an aggregate basis, and the equity and voting rights of those holding Common Stock at the time the additional shares of Common Stock are issued through any conversion of the Non-Voting Common Stock. This proposal is not being presented with the intent it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties. For the avoidance of doubt, the Charter Amendment and Restatement is not being proposed as a result of the Company’s existing stockholder rights plan, dated March 28, 2024 (as may be amended from time to time).

Effects of the Non-Voting Common Stock Proposal

Except for the lack of voting rights associated with the Non-Voting Common Stock, holders of the Non-Voting Common Stock will have the same rights as holders of our voting Common Stock. The Non-Voting Common Stock will not vote in an election of directors or other matters put forward to our stockholders generally. However, the Non-Voting Common Stock may vote on certain discrete matters pertaining to the Non-Voting Common Stock as may be required by applicable law or the rules and regulations of any securities exchange or other regulatory body. Without limiting the generality of the foregoing, the Non-Voting Common Stock will be entitled to participate equally in all dividends, if any, payable with respect to the Common Stock (except that no dividend in shares of Common Stock shall be declared and paid on shares of Non-Voting Common Stock, instead such dividend will be declared and paid at the same rate but shall be paid in shares of Non-Voting Common Stock) and to share ratably in all assets of the Company in the event of a voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Company, or upon distribution of the assets of the Company. The Company does not believe there are any significant economic costs to its current stockholders associated with the creation or issuance of the Non-Voting Common Stock, except to the extent the Non-Voting Common Stock is issued and sold or is convertible into voting Common Stock at a price below the market value of the Common Stock. Given the number of shares and the absence of voting rights with respect to the Non-Voting Common Stock being authorized, the Company does not believe there are any immediate anti-takeover effects arising from the approval of the new class of Non-Voting Common Stock, except to the extent of any future automatic conversion into Common Stock upon the third anniversary of the issuance of the Non-Voting Common Stock.

Relationship to the Proposed Rights Offering

As currently contemplated, prior to the closing and settlement of the Proposed Rights Offering and issuance of shares of common stock required to be issued in connection with the Proposed Rights Offering, the Company’s stockholders must approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), and the related Charter Amendments must be made effective. The Company does not expect to commence the Proposed Rights Offering until after the Company’s stockholders approve the Additional Common Stock Proposal (Proposal 1) and the Non-Voting Common Stock Proposal (Proposal 2), to the extent our stockholders approve such proposals. Please note that it is possible that the Company may issue Non-Voting Common Stock after Proposal 2 is made effective, including issuances of Non-Voting Common Stock that may be unrelated to the Proposed Rights Offering.

Effective Time

The effective time of the Charter Amendment and Restatement, if Proposals 1, 2 and/or 3 are adopted and approved by stockholders (in whole or in part) and the Charter Amendment and Restatement is implemented at the discretion of the Board, will be the date and time the Charter Amendment and Restatement effectuating Proposals 1, 2 and/or 3 (in whole or in part) is filed with the Delaware Secretary of State or such later time as is specified therein. The exact timing of the Charter Amendment and Restatement will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Charter Amendment and Restatement may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Charter Amendment and Restatement with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Charter Amendment and Restatement if the Board, in its sole discretion, determines it is in the best interests of the Company and its stockholders to delay or abandon the Charter Amendment and Restatement (in whole or in part). If the Charter Amendment and Restatement is not effective with the Delaware Secretary of State within three months of the date of the Special Meeting, the Board will be deemed to have abandoned the Charter Amendment and Restatement.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Charter Amendment and Restatement, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Amendment and Restatement that is not shared by all of our other stockholders.

Effect of Failure to Obtain Stockholder Approval

If we do not obtain stockholder approval for this Proposal 2, we may not have the ability to raise sufficient capital to continue to operate our business or meet our financing needs or not have sufficient shares authorized to effectuate strategic transactions in the future where the consideration would otherwise be Common Stock.

Voting Standard

The affirmative vote of the holders of a MAJORITY of the outstanding shares of our Common Stock is required to approve the Non-Voting Common Stock Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-VOTING COMMON STOCK PROPOSAL

PROPOSAL 3 – PREFERRED STOCK PROPOSAL

The Board has approved, and is asking stockholders to adopt and approve, an amendment to the Charter to authorize for issuance up to 10,500,000 shares of Preferred Stock, which amendment is set forth in Article FOURTH, clause (a) and subdivision (S) of the Charter Amendment and Restatement. The full text (in redline format to show relevant amendments) of the proposed Charter Amendment and Restatement is attached to and incorporated into this Proxy Statement as Appendix A.

If this Proposal 3 is approved, and the Preferred Stock is authorized, Preferred Stock may be issued, from time to time, as authorized by the Board, in one or more series, in such numbers of shares, with such designations, powers, including voting powers, full or limited, or no voting powers, preferences and relative, participating, optional or other special rights, qualifications, limitations and restrictions as the Board determines. The powers, preferences and relative, participating, optional, or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of a series may differ from those of any other series.

Assuming stockholders approve the Preferred Stock Proposal, the effective date of the Charter Amendment and Restatement will be determined at the sole discretion of the Board. If the stockholders approve only the Preferred Stock Proposal, but not the Additional Common Stock Proposal and/or the Non-Voting Common Stock Proposal, then the Board would determine whether to approve the Company to file a Charter Amendment and Restatement with the Delaware Secretary of State that includes only the amendment(s) that were approved by the stockholders. The Board may determine, in its sole discretion, not to effectuate the Charter Amendment and Restatement (in whole or in part) and not to file the Charter Amendment and Restatement.

Purpose of the Preferred Stock Proposal

The Company's Charter currently authorizes the issuance of up to 500,000 shares of serial convertible preferred stock, without par value (the “Serial Convertible Preferred Stock”). If this Proposal 3 is approved, the Charter Amendment and Restatement would authorize the issuance of up to 10,500,000 shares of “blank check” Preferred Stock.

Due to its narrow terms and requirements, the existing Serial Convertible Preferred Stock and similar forms of preferred stock have not been considered useful by public companies for many years, and the Board does not believe that it would be useful with respect to any future equity financing transactions. The Board believes that authorization of the Preferred Stock would provide flexibility with respect to structuring potential equity financing transactions in connection with issuing additional capital stock to improve and strengthen the Company’s balance sheet and liquidity position. Preferred stock is commonly authorized by publicly traded companies and can be used as a valuable means of raising capital. In some circumstances, companies have been required to issue senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in our Common Stock. In addition, preferred stock that is convertible into common stock (including, in some cases, certain conversion caps or other limitations on timing of conversions) is often a preferred form of equity investment for investors seeking to make significant capital infusions that would result in them acquiring significant equity positions.

Among other things, there can be no assurance that (i) the Preferred Stock Proposal, if approved by stockholders, will be actually effectuated by the Board or (ii) any potential future financing or strategic transactions will occur.

Except as otherwise required by law, upon the valid filing and effectiveness of the Charter Amendment and Restatement with the Delaware Secretary of State, the newly authorized shares of

Preferred Stock will be available for issuance at the discretion of our Board for various future corporate needs, including those outlined above. No further action by the stockholders is expected to be solicited before issuance of the Company’s Preferred Stock unless as may be required by applicable law or the rules and regulations of any securities exchange or other regulatory body or provided in a Preferred Stock Designation. While approval of the Preferred Stock Proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance and conversion into Common Stock of our Preferred Stock, on an aggregate basis, may, among other things, dilute the earnings per share of our Common Stock, on an aggregate basis. This proposal is not being presented with the intent it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions consistent with its fiduciary duties. For the avoidance of doubt, the Charter Amendment and Restatement is not being proposed as a result of the Company’s existing stockholder rights plan, dated March 28, 2024 (as may be amended from time to time).

Effects of the Preferred Stock Proposal

If this Proposal 3 is approved, and the Charter Amendment and Restatement becomes effective, the Board would be able to issue shares of Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our Common Stock or Preferred Stock, unless otherwise expressly provided in the Charter (as amended) or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

Relationship to the Proposed Rights Offering

Approval of the Preferred Stock Proposal (Proposal 3) is not a condition to the commencement, closing or settlement of the Proposed Rights Offering as contemplated at this time. However, the Company may issue “blank check” Preferred Stock after the Charter Amendment related to Proposal 3 is made effective, including in connection with the Proposed Rights Offering if the terms of the Proposed Rights Offering are later amended.

Effective Time

The effective time of the Charter Amendment and Restatement, if Proposals 1, 2 and/or 3 are adopted and approved by stockholders (in whole or in part) and the Charter Amendment and Restatement is implemented at the discretion of the Board, will be the date and time the Charter Amendment and Restatement effectuating Proposals 1, 2 and/or 3 (in whole or in part) is filed with the Delaware Secretary of State or such later time as is specified therein. The exact timing of the Charter Amendment and Restatement will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Charter Amendment and Restatement may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Charter Amendment and Restatement with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Charter Amendment and Restatement if the Board, in its sole discretion, determines it is in the best interests of the Company and its stockholders to delay or abandon the Charter Amendment and Restatement (in whole or in part). If the Charter Amendment and Restatement is not effective with the Delaware Secretary of State within three months of the date of the Special Meeting, the Board will be deemed to have abandoned the Charter Amendment and Restatement.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Charter Amendment and Restatement, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Amendment and Restatement that is not shared by all of our other stockholders.

Effect of Failure to Obtain Stockholder Approval

If we do not obtain stockholder approval for this Proposal 3, we may not have the ability to raise sufficient capital to continue to operate our business or meet our financing needs.

Voting Standard

The affirmative vote of the holders of a MAJORITY of the outstanding shares of our Common Stock is required to approve the Preferred Stock Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE PREFERRED STOCK PROPOSAL

PROPOSAL 4 – ADJOURNMENT PROPOSAL

The Proposal

If necessary, the Company is seeking approval of one or more adjournment(s) of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Additional Common Stock Proposal, Non-Voting Common Stock Proposal and/or the Preferred Stock Proposal, (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended proxy materials or other disclosures the Company has determined is required under applicable law or advisable and for such supplemental or amended proxy materials or other disclosures to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting, or (iii) to allow reasonable additional time to consider any other business that may properly come before the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date. Notwithstanding the foregoing, in accordance with our By-laws, for the avoidance of doubt, the chair of the Special Meeting may adjourn or postpone to the Special Meeting in the chair’s discretion prior to the commencement of any meeting.

Voting Standard

The affirmative vote of the holders of a MAJORITY of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter, is required to approve the Adjournment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information as of October 31, 2025, except as set forth below, as to each person known by us to own beneficially more than 5% of our Common Stock. As of October 31, 2025, there were 6,261,825 shares of Common Stock outstanding.

Name and Address of Beneficial Owner		Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Quint Digital Ltd., et al.	403 Prabhat Kiran, 17, Rejendra Place, Delhi, India 110008	Common Stock	793,455 (1)	12.67%
Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001	568 Lincoln Avenue, Winnetka, IL 60093	Common Stock	618,900 (2)	9.88%
GAMCO Investors, Inc., et al.	One Corporate Center, Rye, NY 10580	Common Stock	787,653 (3)	12.58%
Solas Capital Management, LLC	1063 Post Road, 2nd Floor, Darien, CT 06820	Common Stock	482,212 (4)	7.70%

(1) Based on information set forth in Schedule 13G filed with the SEC on February 14, 2025, Quint Digital Ltd. reports sole voting and dispositive power over 763,000 shares; Ritu Kapur reports sole voting and dispositive power over 250 shares, Bahl Vidur reports sole voting and dispositive power over 30,205 shares. Quint Digital Ltd, Ritu Kapur, and Bahl Vidur are identified in the Schedule 13G as a Group in accordance with Rule 240.13d-1(b)(1)(ii)(k).

(2) Based on information set forth in Amendment No. 7 to Schedule 13D filed with the SEC on October 15, 2025, Jerrilyn M. Hoffman reports shared voting and dispositive power over 618,900 shares and Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001, reports shared voting and dispositive power over 618,900 shares. Jerrilyn M. Hoffman is the trustee of the Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001.

(3) Based on information set forth in Amendment No. 7 to Schedule 13D filed with the SEC on November 12, 2025, Gabelli Funds, LLC reports sole voting and dispositive power over 212,378 shares; GAMCO Asset Management Inc. reports sole voting and dispositive power over 544,775 shares; Teton Advisors, LLC reports sole voting and dispositive power over 15,000 shares; and Gabelli Foundation, Inc. reports sole voting and dispositive power over 15,500 shares. Gabelli Funds, LLC and GAMCO Asset Management, Inc. are wholly owned subsidiaries of GAMCO Investors, Inc. GGCP Holdings LLC is the controlling shareholder of GAMCO Investors, Inc., and Mario Gabelli is the controlling shareholder, co-Chief Executive Officer, and a director of GGCP Holdings, Inc. Teton Advisors, LLC is subadvised by Gabelli Funds, LLC, and therefore, indirectly controlled by Mario Gabelli. Gabelli Foundation, Inc. is a private foundation, and Mario Gabelli is the Chairman, a Trustee and the Investment Manager of the foundation.

(4) Based on information set forth in Amendment No. 1 to Schedule 13D filed with the SEC on November 14, 2024, Frederick Tucker Golden reports shared voting power over 482,212 shares and shared dispositive power over 482,212 shares and Solas Capital Management, LLC reports shared voting power over 482,212 shares and shared dispositive power over 482,212 shares. Frederick Tucker Golden is the Portfolio Manager of Solas Capital Management, LLC.

The following table sets forth information as to our Common Stock beneficially owned as of October 31, 2025, by each director, each of our “named executive officers” for our most recently completed fiscal year September 28, 2025, and by all directors and executive officers as a group. The addresses for each beneficial owner listed below is c/o Lee Enterprises, Incorporated, 4600 E. 53rd Street, Davenport, IA 52807.

Beneficial Owner	Shares of Common Stock(1)	Percent of Class
Nathan E. Bekke	41,203	*
Joseph J. Battistoni	19,753	*
Steven C. Fletcher	33,726	*
Astrid J. Garcia	23,153	*
Mary E. Junck	214,061	3.4%
Margaret R. Liberman	26,726	*
Brent M. Magid	35,564	*
Madeline E. McIntosh	12,283	*
Shaun E. McAlmont	22,849	*
Timothy R. Millage	39,961	*
Jonathon F. Miller	12,283	*
Kevin D. Mowbray	142,359	2.3%
Herbert W. Moloney lll	38,901	*
All executive officers and directors as a group (13 persons)	662,822	10.5%
* Less than one percent of the class

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions.

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee (i.e., in “street name”), who share an address with another holder of our Common Stock are only being sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to opt out of householding and receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, you may do so by notifying us in writing at: Lee Enterprises, Incorporated, Attention: Investor Relations, 4600 E. 53rd Street, Davenport, IA 52807 or by telephone at (563) 383-2100.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, Proxy Statements and other information with the SEC. The Company’s SEC filings are available to the public at the SEC’s website at www.sec.gov. The content on any website referred to in this proxy statement is not incorporated by reference in this proxy statement unless expressly noted. Similarly, the information the Company later files with the SEC may update and supersede the information in this Proxy Statement. Copies of any of the documents the Company files with the SEC may be obtained free of charge either on the Company’s website by contacting Lee Enterprises, Incorporated, Attention: Investor Relations, 4600 E. 53rd Street, Davenport, IA 52807 or by telephone at (563) 383-2100. If you would like to request documents from us, please do so at least five business days before the date of the Special Meeting to receive timely delivery of those documents prior to the Special Meeting.

THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES ANOTHER DATE APPLIES.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR THE THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS THE COMPANY HAS PUBLICLY FILED WITH THE SEC. THE COMPANY IS NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
LEE ENTERPRISES, INCORPORATED

FIRST~~1~~The name of the Corporation is and shall be:

Lee Enterprises, Incorporated

SECOND~~SECOND~~: The name and address of its registered agent is Corporation Service Company, 2~~7~~51~~1~~ ~~Centerville Road, Suite 400~~Little Falls Drive, Wilmington, ~~DE~~New Castle County, Delaware 19808.

THIRD~~THIRD~~: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the ~~General Corporation Law of Delaware~~DGCL.

FOURTH~~FOURTH~~: The total aggregate number of shares of all classes of capital stock ~~which~~that the Corporation ~~shall have~~has authority to issue is ~~15~~66,0~~,5~~00,000 shares, consisting of each of the following separate classes of capital stock:

(b) 500,000 shares of Serial Convertible Preferred Stock, without par value~~,~~ ~~120,000,000~~ (the "Serial Convertible Preferred Stock");

(c) 32,000,000 shares of Common Stock, par value $0.01 per share ("Voting Common Stock")~~, and 30,000,000~~ ;

(d) 20,000,000 shares of Non-Voting Common Stock, par value $0.01 ("Non-Voting Common Stock", and together with the Voting Common Stock, the "Common Stock"); and

(e) 3,000,000 shares of Class B Common Stock, par value $2.00 per share ("Class B Common Stock").

~~Notwithstanding anything herein to the contrary, the Corporation shall not be authorized to issue non-voting capital stock of any class, series or other designation to the extent prohibited by Section 1123(a)(6) of the Bankruptcy Code; provided, however, that the foregoing restriction shall (i) have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (ii) only have such force and effect for so long as such Section 1123(a)(6) is in effect and applies to the Corporation and (iii) be deemed void or eliminated if required under applicable law.~~

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Any reference to “Common Stock” issued by the Corporation in any contract, agreement or otherwise to which the Corporation is a party, whether before, on or after the date of filing of this Certificate, shall refer to Voting Common Stock, unless specific reference is made to Non-Voting Common Stock.

The following is a statement of the designations, preferences and rights, and the qualifications, limitations and restrictions thereof, in respect of the Voting Common Stock, Non-Voting Common Stock and the Class B Common Stock and the Serial Convertible Preferred Stock, except such thereof as the Board of Directors is herein expressly authorized to fix.

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VOTING COMMON STOCK, NON-VOTING COMMON STOCK
AND CLASS B COMMON STOCK

(A) ~~(A)~~ The powers, preferences and rights of the Voting Common Stock, Non-Voting Common Stock and Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law or expressly provided in this Amended and Restated Certificate of Incorporation.

(B) ~~(B)~~ (1) At each annual or special meeting of stockholders, each holder of Voting Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Voting Common Stock standing in his name on the stock transfer records of the Corporation and each holder of Class B Common Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his name on the stock transfer records of the Corporation.

(2) Except as set forth ~~below~~herein, all actions submitted to a vote of stockholders shall be voted on by the holders of Voting Common Stock and Class B Common Stock voting together as a single class. The holders of Voting Common Stock, Non-Voting Common Stock and Class B Common Stock shall vote separately as classes with respect to amendments to this Amended and Restated Certificate of Incorporation that alter or change the powers, preferences or special rights of their respective classes of stock so as to affect them adversely, and with respect to such other matters as may require class votes under the General Corporation Law of the State of Delaware~~.~~ (the "DGCL") or any similar provision hereafter enacted.

(3) The holders of all outstanding shares of capital stock of the Corporation entitled to vote shall vote together as a single class upon any proposal to authorize additional shares of Common Stock or Class B Common Stock, or upon any proposal to issue authorized but unissued shares of Class B Common Stock other than (i) pursuant to stock dividends, stock splits or (ii) issuances pursuant to the 1977 Employee Stock Purchase Plan for 1985-86 and the 1975 and 1982 Stock Option Plans respecting outstanding stock options for which shares of Class B Common Stock have been duly reserved for issuance on the record date for the initial distribution of shares of Class B Common Stock (the "Record Date").

(4) Notwithstanding the foregoing, the holders of any then-outstanding Non-Voting Common Stock shall have no voting rights with respect to such shares of Non-Voting Common Stock other than such specific rights as may be required by the first sentence of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted. The number of authorized shares of Non-Voting Common Stock may be increased or decreased (but not below the number of shares thereof then-outstanding) by the approval of the Board and, at a meeting at which a quorum is present or by written consent (as provided in the By-laws of the Corporation), by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Non-Voting Common Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted. If, when, and to the extent that the holders of Non-Voting Common Stock

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shall be entitled to vote, each holder of Non-Voting Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Non-Voting Common Stock standing in his name on the stock transfer records of the Corporation. For the avoidance of doubt, and notwithstanding the foregoing, Section 242(d) of the DGCL shall be applicable to any amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify the issued shares of a class of capital stock into shares of the same class, in all cases to the extent applicable.

(C) ~~(C)~~ (1) (2) If and when dividends on the Common Stock and Class B Common Stock are declared payable from time to time by the Board of Directors from funds legally available therefor, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock and the holders of Class B Common Stock shall be entitled to share equally, share for share, in such dividends, except that, if dividends are declared that are payable in shares of Common Stock or Class B Common Stock, dividends shall be declared that are payable at the same rate on both classes of stock and the dividends payable in shares of Common Stock shall be payable to holders of that class of stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of that class of stock. ~~If~~

(a) Notwithstanding the foregoing, with respect to the Common Stock, the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Voting Common Stock or Non-Voting Common Stock, whether payable in cash, in property or in shares of stock of the Corporation (including any dividend in shares of Common Stock on or with respect to shares of Voting Common Stock or Non-Voting Common Stock (any such dividend in shares, "Common Stock Dividends")), unless, simultaneously, the same dividend is declared or paid with respect to each share of Voting Common Stock and Non-Voting Common Stock, subject to the conditions set forth in clause (c) of this subdivision (C)(1).

(b) No dividend in shares of Voting Common Stock shall be declared on the Non-Voting Common Stock. If a Common Stock Dividend is declared on the Voting Common Stock, a Common Stock Dividend on the Non-Voting Common Stock shall be declared and paid at the same rate but shall be paid only with shares of Non-Voting Common Stock. Notwithstanding the foregoing, in the case of any dividend in the form of capital stock of a subsidiary of the Corporation, the capital stock of the subsidiary distributed to holders of Voting Common Stock and Non-Voting Common Stock shall be identical, except that the capital stock distributed to holders of Voting Common Stock may have full voting rights (or any other voting rights) and the capital stock distributed to holders of Non-Voting Common Stock shall be non-voting to the same extent as the Non-Voting Common Stock is non-voting.

(3) If the Corporation shall in any manner subdivide ~~or~~, combine or otherwise split the outstanding shares of the Voting Common Stock, Non-Voting Common Stock or Class B Common Stock, the outstanding shares of the other such classes of stock shall be proportionally subdivided ~~or~~, combined or split in the same manner and on the same basis as the outstanding shares of the Voting Common Stock, Non-Voting Common Stock or Class B Common Stock, as the case may be, have been subdivided or combined. In the event of any merger, statutory share exchange, consolidation or similar form of corporate transaction involving the Corporation (whether or not the Corporation is the surviving entity), the holders of

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Voting Common Stock and the holders of Non-Voting Common Stock shall be entitled to receive the same per share consideration, if any, except that any securities received by holders of Voting Common Stock in consideration of such stock may have full or any other voting rights and any securities received by holders of Non-Voting Common Stock in consideration of such stock shall be non-voting to the same extent as the Non-Voting Common Stock is non-voting.

(D) (1) Subject to any adjustment as provided in this Article FOURTH (including and after accounting for any subdivision, combination or split), upon the third anniversary of the Corporation's initial issuance of the Non-Voting Common Stock (the "Automatic Conversion Date"), each one share of the Non-Voting Common Stock shall automatically convert into one fully paid and non-assessable share of Voting Common Stock. If any shares of Non-Voting Common Stock would be purported to be converted in violation of the provisions of this Amended and Restated Certificate of Incorporation, then the Corporation shall only issue to such stockholder a certificate or certificates (to the extent such shares are certificated) or otherwise provide for the issuance (to the extent such shares are not certificated) of the maximum number of shares of Voting Common Stock that may be issued that would not violate the provisions of this Amended and Restated Certificate of Incorporation.

(2) Unless the procedures of any applicable securities depositary (including the Depository Trust Company or similar securities depositary) would provide for, or otherwise be deemed by the Corporation, acting in good faith, to govern, the conversion of the Non-Voting Common Stock at such date of conversion, upon the occurrence of the Automatic Conversion Date, the Corporation shall deliver a written notice to the holders of Non-Voting Common Stock by 4:00 pm, Central Time, on a business day (email delivery being sufficient), of the occurrence of the Automatic Conversion Date of the Non-Voting Common Stock and, to the extent certificated, receive a replacement certificate or certificates therefor, specifying the number of shares of Non-Voting Common Stock to be so converted and the Corporation's calculation, in good faith, of the Non-Voting Conversion Rate, which shall be deemed final and conclusive, absent manifest error. To the extent any shares of Non-Voting Common Stock are certificated, the Corporation will, promptly upon receipt of all certificates representing Non-Voting Common Stock of such holder that are to be converted, issue a certificate or certificates registering the appropriate number of shares of Voting Common Stock to such holder. "Non-Voting Conversion Rate" means the number of shares of Voting Common Stock into which each share of Non-Voting Common Stock may be converted. Notwithstanding the foregoing, the Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Non-Voting Common Stock to Voting Common Stock and the general administration of the division of the Common Stock into multiple series or classes, including the issuance of stock certificates with respect thereto, as the Corporation may deem necessary or advisable, and the Corporation may from time to time request that holders of shares of Non-Voting Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Non-Voting Common Stock.

(3) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Voting Common Stock solely for the purpose of effecting the conversion of the shares of the Non-Voting Common Stock, such number of its shares of Voting Common Stock as will from time to time be sufficient to effect the conversion of all then-outstanding shares of the Non-Voting Common Stock; and if at any time the number of

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authorized but unissued shares of Voting Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of the Non-Voting Common Stock, the Corporation will use commercially reasonable efforts to seek to take such corporate action as may be reasonably necessary to increase its authorized but unissued shares of Voting Common Stock to such number of shares as will be sufficient for such purpose.

(E) ~~(D) (1)~~ (1) The holder of each outstanding share of Class B Common Stock shall have the right at any time, or from time to time, at such holder's option to convert such share into one fully paid and non-assessable share of Common Stock, on and subject to the terms and conditions hereinafter set forth.

(2) ~~(2)~~ In order to exercise his conversion privilege, the holder of any shares of Class B Common Stock to be converted shall present and surrender the certificate representing such shares during usual business hours at any office or agency of the Corporation maintained for the transfer of Class B Common Stock and shall deliver a written notice of the election of the holder to convert the shares represented by such certificate or any portion thereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or his duly authorized representative. Each conversion of shares of Class B Common Stock shall be deemed to have been effected on the date (the "conversion date") on which the certificate or certificates representing such shares shall have been surrendered and such notice and any required instruments of transfer shall have been received as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable on such conversion shall be deemed to have become immediately prior to the close of business on the conversion date the holder or holders of record of the shares of Common Stock represented thereby.

(3) ~~(3)~~ As promptly as practicable after the presentation and surrender for conversion, as herein provided, of any certificate for shares of Class B Common Stock, the Corporation shall issue and deliver at such office or agency, to or upon the written order of the holder thereof, certificates for the number of shares of Common Stock issuable upon such conversion. In case any certificate for shares of Class B Common Stock shall be surrendered for conversion of a part only of the shares represented thereby, the Corporation shall deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate, which are not being converted. The issuance of certificates for shares of Common Stock issuable upon the conversion of shares of Class B Common Stock shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the shares being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the

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Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.

(4) ~~(4)~~ Upon any conversion of shares of Class B Common Stock into shares of Common Stock pursuant hereto, no adjustment with respect to dividends shall be made; only those dividends shall be made payable on the shares so converted as may be declared and may be payable to holders of record of shares of Class B Common Stock on a date prior to the conversion date with respect to the shares so converted; and only those dividends shall be payable on shares of Common Stock issued upon such conversion as may be declared and may be payable to holders of record of shares of Common Stock on or after such conversion date.

(5) ~~(5)~~ In case of any consolidation or merger of the Corporation as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other property with respect to or in exchange for Common Stock or in case of any sale or conveyance of all or substantially all of the property or business of the Corporation as an entirety, a holder of a share of Class B Common Stock shall have the right thereafter, so long as the conversion right hereunder shall exist, to convert such share into the kind and amount of shares of stock and other securities and properties receivable upon such consolidation, merger, sale or conveyance by a holder of one share of Common Stock and shall have no other conversion rights with regard to such share. The provisions of this subparagraph (5) shall similarly apply to successive consolidations, mergers, sales or conveyances.

(6) ~~(6)~~ All shares of Class B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall thereupon cease and terminate, except only the right of the holders thereof, subject to the provisions of subparagraph (3) of this subdivision (~~D~~E), to receive shares of Common Stock in exchange therefor.

(7) ~~(7)~~ Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Class B Common Stock.

(F) ~~(E) (1)~~ (1) No person holding shares of Class B Common Stock (hereinafter called a "Class B Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class B Common Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a Permitted Transferee of such Class B Holder, which term shall have the following meanings:

(a) ~~(a)~~ In the case of a Class B Holder who is a natural person and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, "Permitted Transferee" means (A) the spouse of such Class B Holder, (B) a lineal descendant of a great grandparent of such Class B Holder or a spouse of any such lineal descendant, (C) the trustee of a trust (including a voting trust) for the benefit of one or more Class B Holders, other lineal descendants of a great grandparent of such Class B Holder, the spouse of such Class B Holder, the spouses of such other lineal descendants and an organization contributions to which are deductible for federal income, estate or gift tax purposes (hereinafter

9

called a “Charitable Organization”), and for the benefit of no other person, provided that such trust may grant a general or special power of appointment to the spouse of such Class B Holder, any lineal descendant of such Class B Holder or the spouse of any such lineal descendant, and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or the estate of such Class B Holder payable by reason of the death of such Class B Holder and provided that such trust prohibits transfer of shares of Class B Common Stock to persons other than Permitted Transferees, as defined in clause (b) below, (D) a Charitable Organization established by such Class B Holder, such Class B Holder’s spouse, a lineal descendant of a great grandparent of such Class B Holder, a spouse of any such lineal descendant, the Corporation or employees or former employees of the Corporation, and (E) a corporation all the outstanding capital stock of which is owned by, or a partnership all the partners of which are, one or more of such Class B Holders, other lineal descendants of a great grandparent of such Class B Holder or a spouse of any such lineal descendant, and the spouse of such Class B Holder, provided that if any share of capital stock of such a corporation (or of any survivor of a merger or consolidation of such a corporation), or any partnership interest in such a partnership, is acquired by any person who is not within such class of persons, all shares of Class B Common Stock then held by such corporation or partnership, as the case may be, shall be deemed without further act to be converted into shares of Common Stock, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.

(b) ~~(b)~~ In the case of a Class B Holder holding the shares of Class B Common Stock subject to said proposed transfer as trustee pursuant to a trust other than a trust described in clause (c) below, “Permitted Transferee” means (A) the person who established such trust and (B) a Permitted Transferee of such person determined pursuant to clause (a) above.

(c) ~~(c)~~ In the case of a Class B Holder holding the shares of Class B Common Stock subject to said proposed transfer as trustee pursuant to a trust which was irrevocable on the Record Date, for determining the persons to whom the Class B Common Stock is first issuable by the Corporation “Permitted Transferee” means any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise or any “Permitted Transferee” of such person determined pursuant to clause (a), (b), (d), (e) or (f) hereof, as the case may be.

(d) ~~(d)~~ In the case of a Class B Holder who is the record (but not beneficial) owner of the shares of Class B Common Stock subject to said proposed transfer as nominee for the person who was the beneficial owner thereof on the Record Date, “Permitted Transferee” means such beneficial owner and a Permitted Transferee of such beneficial owner determined pursuant to clause (a), (b), (c), (e) or (f) hereof, as the case may be.

(e) ~~(e)~~ In the case of a Class B Holder which is a partnership and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means any partner of such partnership or any “Permitted Transferee” of such partner determined pursuant to clause (a), (b), (c), (d) or (f) hereof, as the case may be.

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(f) ~~(f)~~ In the case of a Class B Holder which is a corporation (other than a Charitable Organization described in subclause (D) of clause (a) above) and the holder of record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means any stockholder of such corporation receiving shares of Class B Common Stock through a dividend or through a distribution made upon liquidation of such corporation and the survivor of a merger or consolidation of such corporation or any “Permitted Transferee” of such stockholder determined pursuant to clause (a), (b), (c), (d) or (e) hereof, as the case may be.

(g) ~~(g)~~ In the case of a Class B Holder which is the estate of a deceased Class B Holder, or which is the estate of a bankrupt or insolvent Class B Holder, and provided such deceased, bankrupt or insolvent Class B Holder, as the case may be, was the record and beneficial owner of the shares of Class B Common Stock subject to said proposed transfer, “Permitted Transferee” means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to clauses (a), (e), or (f) above, as the case may be.

(2) ~~(2)~~ Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder’s shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this subdivision (~~E~~F). In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock, as the pledgee may elect.

(3) ~~(3)~~ For purposes of this subdivision (~~E~~F):

(a) ~~(a)~~ The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

(b) ~~(b)~~ Each joint owner of shares of Class B Common Stock shall be considered a “Class B Holder” of such shares.

(c) ~~(c)~~ A minor for whom shares of Class B Common Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.

(d) ~~(d)~~ Unless otherwise specified, the term “person” means both natural persons and legal entities.

(4) ~~(4)~~ Any purported transfer of shares of Class B Common Stock not permitted hereunder shall result in the conversion of the transferee’s shares of Class B Common Stock into shares of Common Stock, effective on the date of such purported transfer. The Corporation may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee.

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(G) ~~(F) (1)~~ (1) Shares of Class B Common Stock shall be registered in the name(s) of the beneficial owner(s) thereof (as hereafter defined) and not in "street" or "nominee" names; provided, however, certificates representing shares of Class B Common Stock issued as a stock dividend on the Corporation's then outstanding Common Stock may be registered in the same name and manner as the certificates representing the shares of Common Stock with respect to which the shares of Class B Common Stock were issued. For the purposes of this subdivision (~~F~~G), the term "beneficial owner(s)" of any shares of Class B Common Stock shall mean the person or persons who possess the power to dispose, or to direct the disposition, of such shares.

(2) ~~(2)~~ The Corporation shall note on the certificates representing the shares of Class B Common Stock that there are restrictions on transfer and registration of transfer imposed by subdivision (~~E~~F) of this Article FOURTH and this subdivision (~~F~~G).

(H) ~~(G)~~ Except as otherwise provided in subdivisions (B) and (C) ~~above~~of this Article FOURTH and except for shares of Class B Common Stock duly reserved for issuance as of the record date for the distribution of shares of Class B Common Stock, the Corporation shall not issue additional shares of Class B Common Stock after the date shares of Class B Common Stock are first issued by the Corporation. All shares of Class B Common Stock surrendered for conversion shall resume the status of authorized but unissued shares of Class B Common Stock.

(I) ~~(H)~~ If at any time following the initial issuance of shares of Class B Common Stock the number of outstanding shares of Class B Common Stock as reflected on the stock transfer books of the ~~Company~~Corporation is less than 2,800,000 (as adjusted for any stock splits, combinations or stock dividends effected after the record date for the initial distribution of shares of Class B Common Stock), then the outstanding shares of Class B Common Stock shall be deemed without further act to be converted into shares of Common Stock, and stock certificates formerly representing outstanding shares of Class B Common Stock shall thereupon and thereafter be deemed to represent a like number of shares of Common Stock, and any outstanding right to receive Class B Common Stock shall automatically become the right to receive a like number of shares of Common Stock.

(J) ~~(I)~~ The Common Stock and Class B Common Stock are subject to all the powers, rights, privileges, preferences and priorities of the Serial Convertible Preferred Stock as may be stated herein and as shall be stated and expressed in any resolution or resolutions adopted by the Board of Directors pursuant to authority expressly granted to and vested in it by the provisions of this Article FOURTH.

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SERIAL CONVERTIBLE PREFERRED STOCK

(K) ~~(A)~~ The Board of Directors is hereby empowered to cause the shares of Serial Convertible Preferred Stock to be issued in one or more series from time to time. Each series shall be designated by the Board of Directors so as to distinguish the shares thereof from the shares of all other series. All shares of the Serial Convertible Preferred Stock of all series shall be of equal rank and all shares of any particular series shall be identical except as to the date or dates from which dividends thereon shall be cumulative as provided in subdivision (~~B~~L) ~~hereof~~of this Article FOURTH. The shares of Serial Convertible Preferred Stock of different series, subject to any applicable provision of law, may vary as to the following designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, which the Board of Directors is expressly authorized to fix, in the case of each such series, at any time prior to the issuance of the shares thereof: (1) the annual dividend rate for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend for such series shall be cumulative; (2) the redemption price or prices for the particular series; (3) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the particular series; and (4) the conversion (which shall be into Common Stock and not into Class B Common Stock), participating or other special rights, and the qualifications, limitations or restrictions thereof, if any, of the particular series.

(L) ~~(B)~~ The holders of each series of the Serial Convertible Preferred Stock at the time outstanding shall be entitled to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the annual rate for the particular series fixed therefor as herein provided, payable quarterly on the 1st day of January, April, July and October in each year, to stockholders of record on the respective dates, not exceeding 50 days preceding such dividend payment dates, fixed for the purpose by the Board of Directors in advance of the payment of the respective dividends. No dividend shall be declared on any series of the Serial Convertible Preferred Stock in respect of any quarter-yearly dividend period unless there shall likewise be declared on all shares of all series of the Serial Convertible Preferred Stock at the time outstanding, like proportionate dividends, ratably, in proportion to the annual dividend rates fixed therefor in respect of the same quarter-yearly dividend period, to the extent that such shares are entitled to receive such dividend for such quarter-yearly dividend period. The dividends on shares of all series of the Serial Convertible Preferred Stock shall be cumulative. In the case of all shares of each particular series, the dividends on shares of such series shall be cumulative: (1) if issued prior to the record date for the first dividend on the shares of such series, then from the date for the particular series fixed therefor by the Board of Directors at any time prior to the issuance of shares of the particular series; (2) if issued during the period commencing on a record date for a dividend and terminating at the close of the payment date for such dividend, then from such dividend payment date; and (3) otherwise from the quarter-yearly dividend payment date next preceding the date of issue of such shares, so that unless dividends on all outstanding shares of each series of the Serial Convertible Preferred Stock, at the annual dividend rate and from the dates for accumulation thereof fixed as herein provided shall have been paid or declared and set aside for payment for all past quarter-yearly dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock or Class B Common Stock and no Common Stock or Class B Common Stock

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shall be purchased or otherwise acquired for value by the Corporation. The holders of the Serial Convertible Preferred Stock of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision (~~B~~L).

(M) ~~(C)~~ The Corporation, by action of its Board of Directors, may redeem the whole or any part of any series of the Serial Convertible Preferred Stock, at any time or from time to time, by paying in cash the redemption price of the shares of the particular series fixed therefor as herein provided, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. At least 30 days' and not more than 90 days' notice of every such redemption shall be mailed to the holders of record of the shares of the Serial Convertible Preferred Stock so to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Serial Convertible Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Serial Convertible Preferred Stock at the time outstanding, the Corporation shall select by lot or in such other manner as the Board of Directors may determine, the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which the shares of the Serial Convertible Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable upon redemption thereof, without interest; provided, however, that the Corporation may at any time prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the State of Iowa or the State of Illinois or of the United States of America, doing business in the City of Davenport, Iowa, or the City of Chicago, Illinois, having capital, surplus and undivided profits aggregating at least $500,000, designated in such notice of redemption, and, upon such deposit in trust, all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive, out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest. Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Serial Convertible Preferred Stock.

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(N) (D) Before any amount shall be paid to or any assets distributed among the holders of Common Stock or Class B Common Stock upon any liquidation, dissolution or winding up of the Corporation, and after paying or providing for the payment of all creditors of the Corporation, the holders of each series of Serial Convertible Preferred Stock at the time outstanding shall be entitled to be paid in cash the amount for the particular series fixed therefor as herein provided, together with a sum in the case of each such share of each series, computed at the annual dividend rate for the series of which the particular share is apart, from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amount, less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the Serial Convertible Preferred Stock unless there shall likewise be paid at the same time to the holders of each other series of the Serial Convertible Preferred Stock at the time outstanding like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled as herein provided. The holders of Serial Convertible Preferred Stock of any series shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts referred to in this subdivision (DN). Neither the consolidation or merger of the Corporation with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

(O) (E) Whenever the full dividends on all series of the Serial Convertible Preferred Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, then such dividends (payable in cash or Common Stock or Class B Common Stock, as the case may be), as may be determined by the Board of Directors, may be declared and paid on the Common Stock and Class B Common Stock but only out of funds legally available for the payment of dividends.

(P) (F) In the event of any liquidation, dissolution or winding up of the Corporation, all assets and funds of the Corporation remaining after paying or providing for the payment of all creditors of the Corporation and after paying or providing for the payment to the holders of shares of all series of the Serial Convertible Preferred Stock of the preferential amount specified in subdivision (DN) hereofof this Article FOURTH to which they are respectively entitled, shall be divided among and paid to the holders of the Common Stock and Class B Common Stock according to their respective rights and interests.

(Q) (G) (1) (1) So long as any shares of the Serial Convertible Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose) of the holders of at least two-thirds of the total number of shares of the Serial Convertible Preferred Stock of all series then outstanding:

(a) (a) Create or authorize any class of stock ranking prior to the Serial Convertible Preferred Stock, or create or authorize any obligation or security convertible into shares of stock of any such class; or

(b) (b) Amend, alter, change or repeal any of the express terms of the Serial Convertible Preferred Stock or of any series of the Serial Convertible Preferred Stock then

15

outstanding in a manner prejudicial to the holders thereof; provided, however, that if any such amendment, alteration, change or repeal would be prejudicial to the holders of one or more, but not all, of the series of the Serial Convertible Preferred Stock at the time outstanding, only such consent of the holders of two-thirds of the total number of shares of all series so affected shall be required; or

(c) ~~(c)~~ Issue any shares of any series of the Serial Convertible Preferred Stock unless the net earnings of the Corporation (calculated in accordance with the accounting principles followed by the Corporation during the period for which such net earnings are calculated) available for the payment of dividends on the Serial Convertible Preferred Stock for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the calendar month within which such additional shares of stock shall be issued, shall have been at least two times the dividend requirements for a twelve months' period upon the entire amount of the Serial Convertible Preferred Stock to be outstanding immediately after such issue (including the shares proposed to be issued but not including any shares proposed to be redeemed or otherwise retired in connection with such issue).

(2) ~~(2)~~ So long as any shares of the Serial Convertible Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Serial Convertible Preferred Stock of all series then outstanding increase the total authorized amount of the Serial Convertible Preferred Stock of all series.

(3) ~~(3)~~ Provided that the consent of the holders of the Serial Convertible Preferred Stock (or of any series thereof) required by the provisions of subparagraphs (1) and (2) of this subdivision (~~G~~Q), if any such consent be so required, shall have been obtained, the Corporation may create or authorize any class of stock ranking prior to or on a parity with or subordinate to the Serial Convertible Preferred Stock or may increase the total authorized amount of the Serial Convertible Preferred Stock or of any other class of stock of the Corporation or may amend, alter, change or repeal any of the rights, privileges, terms and conditions of the Serial Convertible Preferred Stock or of any series of the Serial Convertible Preferred Stock then outstanding upon the vote, given at a meeting called for that purpose, of the holders of a majority of the total number of shares of stock of the Corporation then outstanding and entitled to vote thereon.

(R) ~~(H)~~ Each share of Serial Convertible Preferred Stock of any series may, at the option of the holder thereof, be converted into Common Stock at any time prior to the close of business on the 10th day preceding the date fixed for redemption thereof into the number of shares of Common Stock designated by the Board of Directors at the time of authorization of such series, subject to the following terms and conditions:

(1) ~~(1)~~ No adjustment of dividends will be made upon the exercise of the conversion privilege.

(2) ~~(2)~~ In case the Corporation shall at any time or from time to time subdivide the outstanding shares of Common Stock into a greater number of shares or pay a dividend thereon in Common Stock, or combine the outstanding shares of Common Stock into a

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smaller number of shares, then with respect to each such subdivision or Common Stock dividend the number of shares of Common Stock deliverable upon the conversion of each share of Serial Convertible Preferred Stock shall be increased proportionately and with respect to each such combination shall be decreased proportionately.

(3) (3) In case the Corporation shall offer to the holders of Common Stock any right to subscribe for stock or other securities of the Corporation, the holders of each series of Serial Convertible Preferred Stock outstanding as of the date the record is taken of the holders of Common Stock entitled to receive such rights, shall be entitled to subscribe for and purchase at the same price at which such stock or securities are offered to the holders of Common Stock, and upon the same terms, the number of shares of such stock or the amount of such securities for which they would have been entitled to subscribe if they had been holders of record of the number of shares of Common Stock into which their Serial Convertible Preferred Stock was convertible on such record date.

(4) (4) If during any fiscal year the Board of Directors shall declare cash dividends on the Common Stock in excess of the amount of dividends declared during such year on any series of the Serial Convertible Preferred Stock, then the Corporation shall give notice of the amount of such excess dividend to all holders of such series of Serial Convertible Preferred Stock at least 20 days prior to the record date for determination of sharetockholders entitled to such dividend. Such notice shall be given by mailing a copy thereof to each holder of record of such series of Serial Convertible Preferred Stock at his address last appearing on the books of the Corporation and shall be deemed to have been given when mailed.

(5) (5) So long as any of the Serial Convertible Preferred Stock remains outstanding, no reorganization of the Corporation and no consolidation of the Corporation and no consolidation or merger thereof with or into any other corporation or corporations and no conveyance of all or substantially all of its properties and business, as an entity, to any other corporation, shall be made, unless as part of such reorganization, consolidation, merger or conveyance, arrangements shall be made whereby the holders of each series of Serial Convertible Preferred Stock then outstanding shall thereafter be entitled to convert such Serial Convertible Preferred Stock into any stock or securities given in exchange for Common Stock of the Corporation on such reorganization, or in connection with such consolidation, merger or conveyance, in such amounts as would at the time have been given in exchange for the Common Stock then issuable upon conversion of such Serial Convertible Preferred Stock.

(6) (6) Whenever any shares of Serial Convertible Preferred Stock shall be redeemed or converted into Common Stock, such shares shall be restored to the status of unissued shares of Serial Convertible Preferred Stock and the number of authorized shares of Serial Convertible Preferred Stock shall not be reduced as a result thereof.

PREFERRED STOCK

(S) The Board of Directors of the Corporation (the "Board") is authorized, subject to limitations prescribed by law, to provide, by resolution or resolutions, out of unissued shares of Preferred Stock that have not been designated as to series, for the issuance of shares of Preferred Stock in one or more series, and with respect to each series, to establish the number of

17

shares to be included in each such series, and to fix the powers (including voting powers, if any), designations, preferences, privileges and relative, participating, optional, or other special rights, if any, of the shares of each such series, and any qualifications, limitations, or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, and liquidation preferences, any or all of which may be greater than the rights of the Common Stock. The powers (including voting powers, if any), preferences, and relative, participating, optional, and other special rights of each series of Preferred Stock and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then-outstanding) by the approval of the Board and, at a meeting at which a quorum is present or by written consent (as provided in the By-laws of the Corporation), by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Preferred Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provision hereafter enacted. For the avoidance of doubt, and notwithstanding the foregoing, but subject to the rights of the holders of any series of Preferred Stock, Section 242(d) of the DGCL shall be applicable to any amendment to increase or decrease the authorized number of shares of Preferred Stock or an amendment to reclassify the issued shares of Preferred Stock into shares of the same class, in all cases to the extent applicable.

GENERAL

(T) ~~(I)~~ Subject to the provisions of ~~S~~subdivision ~~(J) hereof~~(U) of this Article FOURTH, every holder of the Serial Convertible Preferred Stock and every holder of the Common Stock shall have one (1) vote, and every holder of Class B Common Stock shall have ten (10) votes, for each share of stock held by him for the election of directors and upon all other matters; *provided*, that, the Non-Voting Common Stock shall have only those voting rights as set forth in subdivision (B)(4) of this Article FOURTH.

(U) ~~(J) (1)~~ (1) No more than twenty per cent (20%) of the outstanding shares of stock of the Corporation shall at any time be owned or controlled, directly or indirectly, by or for the account of all aliens as a group (including the representatives, associates and affiliates thereof).

(2) ~~(2)~~ No more than twenty per cent (20%) of the outstanding shares of stock of the Corporation entitled to vote on any matter submitted to stockholders (including the election of directors) shall be voted, directly or indirectly, by or for the account of all aliens as a group (including the representatives, associates and affiliates thereof).

(3) ~~(3)~~ No alien (including the representatives, associates and affiliates thereof) shall be eligible to serve as a director of the Corporation.

For the purposes of this ~~S~~subdivision ~~(J~~(T):

(a) ~~(a)~~ The term "alien" includes:

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(i) ~~(i)~~ all persons not citizens of the United States of America, without regard to residence;

(ii) ~~(ii)~~ All corporations organized under laws other than those of the United States of America or the several States; and/or

(iii) ~~(iii)~~ all foreign governments.

(b) ~~(b)~~ The term "representative" means any person acting at the request or direction of, or in anticipation of benefit (economic or otherwise) from, the person specified, either directly or through one or more intermediaries.

(c) ~~(c)~~ The term "affiliate" includes any person who directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(d) ~~(d)~~ The term "associate" includes: (i) any person of which the person specified is an officer or partner or is, directly or indirectly, the beneficial owner of 10 per cent or more of any class or equity securities; (ii) any trust or other estate in which the specified person has a substantial beneficial interest or as to which the person specified serves as trustee or in a similar capacity, or (iii) any relative or spouse of the person specified or any relative of such spouse, who has the same home as the person specified or who is a director or officer of the person specified or any corporation which controls or is controlled by the person specified.

(e) ~~(e)~~ The term "control" means the possession directly or indirectly, of the power to direct or cause the direction of management, actions, decisions or policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(f) ~~(f)~~ The term "person" includes all individuals and legal entities (including corporations, partnerships, trusts and estates).

The By-laws of the Corporation shall establish rules, regulations and procedures to assure compliance with and enforcement of this ~~S~~subdivision ~~(J~~(T).

Each of the foregoing provisions (1, 2 and 3) is separate and severable. In the event of the unenforceability of any one or more of said provisions, all of the remaining provisions shall continue in full force and effect.

FIFTH~~FIFTH~~: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

(A) ~~(A)~~ The election of directors need not be by ballot.

(B) ~~(B)~~ The Board of Directors is expressly authorized and empowered to make, alter, amend and repeal By-Laws, subject to the power of the stockholders to alter or repeal the By-Laws made by the Board of Directors.

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(C) ~~(C)~~ Any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the By-Laws of the Corporation.

(D) ~~(D)~~ No person who is or was at any time a Director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that unless and except to the extent otherwise permitted from time to time by applicable law, the provisions of this ~~S~~subdivision shall not eliminate or limit the liability of a Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions by the Director which are not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the ~~Delaware General Corporation Law~~DGCL, (iv) for any transaction from which the Director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date this ~~S~~subdivision becomes effective.

(E) ~~(E)~~ Notwithstanding the provisions of ~~§~~Section 228 of the ~~Delaware General Corporation Law~~DGCL, no corporate action without a meeting of stockholders shall be taken by less than unanimous written consent of the stockholders of the Corporation.

(F) ~~(F)~~ Special meetings of the stockholders may be called by the Board of Directors or the Chairman of the Board.

SIXTH~~SIXTH~~: The number of Directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the By-Laws, but in no event less than three. The Directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. Each class of Directors shall be elected for a three year term. During the intervals between annual meetings of stockholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or incapacity, and any newly created directorships resulting from an increase in the number of Directors, shall be filled by a majority vote of the Directors then in office whether or not a quorum. Each Director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurred. Each Director chosen to fill a newly created directorship shall hold office until the next election of the class for which such Director shall have been chosen. When the number of Directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. Each Director shall serve until a successor shall have been duly elected and qualified, except in the event of resignation, removal, death or other incapacity. A Director may be removed from office at any time, but only for cause, by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote for the election of Directors at a meeting of the stockholders called for that purpose.

SEVENTH~~SEVENTH~~: Any proposal that the Corporation (1) enter into a merger or consolidation with any person, or (2) sell, lease, transfer, exchange, mortgage, pledge or otherwise dispose of all or a substantial portion of its assets or business to any person, or (3) issue voting securities of the corporation in exchange or payment for the securities or assets of any person, or (4) be liquidated or dissolved, and any proposal, (5) that the stockholders increase or decrease the number of Directors of the corporation, however effectuated, shall

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LEE ENTERPRISES, INCORPORATED
SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LEE2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81465-S24614

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEE ENTERPRISES, INCORPORATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

THIS PROXY when properly executed will be voted as directed or, if no direction is given and on such other business as may properly come before the Special Meeting or any adjournment thereof, will be voted as the Board recommends or otherwise determines in its discretion.

PLEASE SIGN exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V81466-S24614

LEE ENTERPRISES, INCORPORATED

SPECIAL MEETING OF STOCKHOLDERS

December 4, 2025
9:00 a.m. CST

Via Live Webcast
Davenport, IA 52807

4600 E. 53rd Street
Davenport, IA 52807

PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on December 4, 2025.

The shares of stock that you hold in the account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" on Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Mary E. Junck and Herbert W. Moloney III, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters that may come before the Special Meeting and all adjournments.

See reverse for voting instructions.